UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

710 N. Post Oak Road, Suite 315
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-821-3153)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 8.01	Other Events.

On March 4, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, the Securities and Exchange Commission (“SEC”) issued Order Release No. 34-88318 (the “SEC Order”) granting exemptions to registrants subject to the reporting requirements of the Exchange Act Section 13(a) or 15(d) due to circumstances related to the coronavirus disease 2019 (COVID-19). SMG Industries Inc. (“SMG,” “we,” “us,” “our” or the “Company”) makes the following disclosure pursuant to the SEC Order.

The current outbreak of COVID-19 has posed a significant impact on the Company to file on a timely basis its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) that is due on March 30, 2020 (the “Original Due Date”), and therefore the Company elected to rely on the conditional filing relief provided under the SEC Order.

The current outbreak of COVID-19 in the United States, which has accelerated in the several weeks prior to the date of this report, has resulted in the partial closing of our offices and has required our internal staff to work remotely. Moreover, similar social distancing measures were taken by both our outside accountants and our independent registered public accounting firm in order to protect the health of their employees. All of the foregoing has slowed the accounting and auditing work required to compile and audit our financial statements for the year ended December 31, 2019 to be included in the Annual Report. Accordingly, we have decided to rely on the SEC Order and endeavor to file the Annual Report no later than May 14, 2020, or within 45 days after the Original Due Date. The reason the Form 10-K cannot be filed timely does not relate to the inability of any person, other than the Company, to furnish any required opinion, report, or certification.

The Company’s business operations could be adversely affected by the continued outbreak of COVID-19.

The adverse public health developments and economic effects of the outbreak in the United States, which have become more severe in the weeks prior to the date of this report, could adversely affect the Company’s operations as a result of quarantines, facility closures and logistics restrictions in connection with the outbreak. More broadly, the outbreak could potentially lead to an economic downturn, which would likely decrease spending, adversely affecting our business, results of operations and financial condition. The Company cannot accurately predict the effect the COVID-19 outbreak will have on the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, customers, vendors, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K for the year ended December 31, 2018 and any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2020	SMG Industries Inc.

	By:	/s/ Matthew Flemming
	Name:	Matthew Flemming
	Title:	Chief Executive Officer and President